ATAC Credit Rotation ETF	ATAC Credit Rotation ETF Trading Symbol: JOJO Listed on NYSE Arca, Inc. Summary Prospectus December 29, 2021 www.atacfunds.com/jojo/
Before you invest, you may want to review the ATAC Credit Rotation ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated December 29, 2021, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.atacfunds.com/jojo/. You can also get this information at no cost by calling 855-ATACFUND or by sending an e-mail request to info@atacfunds.com.
Investment Objective
The ATAC Credit Rotation ETF (the “Fund”) seeks current income and long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses [1]	0.16%
Total Annual Fund Operating Expenses	1.41%
Less: Fee Waiver	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver[2]	1.14%

1 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.
2 The Fund’s investment adviser, Toroso Investments, LLC (the “Adviser”), has agreed to reduce its unitary management fee (which includes all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, AFFE, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser (collectively, the “Excluded Expenses”)) to 0.98% of the Fund’s average daily net assets through at least December 31, 2022. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver is greater than 0.98%. This agreement may be terminated only by, or with the consent of, Tidal ETF Trust’s (the “Trust”) Board of Trustees (the “Board”), on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The management fee waiver discussed above is reflected only through December 31, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$392	$718	$1,643
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal period July 15, 2021 (commencement of operations) to August 31, 2021, the Fund’s portfolio turnover rate was 174% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objectives by utilizing a systematic risk management and rules-based strategy to direct its exposure to credit-related securities including either (i) high yield bonds or (ii) long-duration (e.g., 20 years) U.S. Treasury securities depending on the performance of the Utilities sector relative to the U.S. large-capitalization equity market as described below.
The Adviser invests the Fund’s assets primarily in one or more ETFs (sometimes referred to in this Prospectus as “Underlying ETFs”), or the underlying holdings of such Underlying ETFs, seeking to follow the credit-on/credit-off signals from the ATAC Credit-On/Credit-Off Index (the “Index”), which is owned and maintained by the Adviser. The Index exposure between high yield U.S. corporate bonds and long-term U.S. Treasury securities using U.S.-listed ETFs is evaluated on a weekly basis. The Adviser’s investment decisions for the Fund are based on the Index’s assessment of the short-term relative performance of companies in the Utilities sector relative to the performance of the U.S. large-capitalization equity market. To assess short-term relative performance, the Index performs a rolling multi-week evaluation of the market performance of the Utilities sector relative to the broad stock market by comparing the performance of two ETFs, the Utilities Select Sector SPDR Fund (XLU) and the SPDR S&P 500 ETF Trust (SPY). The Utilities sector or utilities securities are comprised of utility companies such as electric, gas and water utilities and also includes independent power producers and energy traders and companies that engage in the generation and distribution of electricity using renewable sources. The Adviser believes that the Utilities sector has historically outperformed the broader stock market in short-term periods in advance of high volatility environments for equity securities and that movements in the Utilities sector tend to signify repositioning in the market in advance of major credit spread widening environments. When utilities securities are underperforming the market (“Credit-On”), the Index will have exposure by investing in one or more ETFs that principally invests in high yield bonds. When utilities securities are outperforming the market (“Credit-Off”), the Index will have exposure by investing in one or more ETFs that principally invests in long-duration (e.g., 20 years) U.S. Treasury securities. The Fund’s selection and individual allocation of Underlying ETFs as a percentage of the Fund’s assets attempts to replicate the Index’s Credit-On and Credit-Off holdings, as applicable.
Credit-On Exposure. When the Index is in a Credit-On exposure, the Fund seeks to invest in one or more Underlying ETFs that principally invests in high yield bonds of companies that are below investment grade (commonly referred to as “junk bonds”). The term “below investment grade” refers to instruments either rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, considered by the Adviser to be of comparable quality.
Credit-Off Exposure. When the Index is in a Credit-Off exposure, the Fund will invest in Underlying ETFs that seek to obtain exposure to long-duration (e.g., 20 years) U.S. Treasury securities.
In addition, the Fund may purchase a security not currently in the Index, including U.S. Treasury securities of long- and/or intermediate-duration (e.g., 5 to 10 years) or high yield and/or investment grade bonds that replicate the respective Underlying ETFs, when the Adviser believes it is in the best interests of the Fund to do so. The term “investment grade” refers to instruments either rated Baa or higher by Moody’s, BBB or higher by S&P or Fitch, or comparably rated by another NRSRO, or, if unrated, considered by the Adviser to be of comparable quality.
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in (i) credit-related securities, or (ii) ETFs that invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in credit-related securities. Credit-related securities include fixed-income securities, debt securities and loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans. Such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon Board approval and 60 days’ written notice to shareholders.

Because the Index may change from Credit-On to Credit-Off exposure as frequently as weekly, the Fund may engage in active and frequent trading and have a high portfolio turnover rate.
The Fund is deemed to be non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund.
Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear. Because the Adviser invests the Fund’s assets primarily in Underlying ETFs, the Fund is also subject to the risks associated with the Underlying ETFs in which it invests, as described below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”
Associated Risks of Short-Term Signals. Because the Fund expects to change its exposure as frequently as weekly based on short-term performance information, (i) the Fund’s exposure may be affected by significant market movements at or near the end of such short-term period that are not predictive of such asset’s performance for subsequent periods and (ii) changes to the Fund’s exposure may lag a significant change in an asset’s direction (up or down) if such changes first take effect at or near a weekend. Such lags between an asset’s performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader fixed income market.
Additionally, because the Adviser determines the exposure for the Fund based on the performance of the Utilities sector relative to the performance of the U.S. large-capitalization equity market, the Fund is exposed to the risk that such assets or their relative performance fail to accurately produce an advantageous signal. Consequently, the Fund may significantly underperform relative to the broader fixed income market if the Index is unsuccessful at producing an advantageous signal for the allocation to Underlying ETFs.
Credit Risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. These circumstances all affect the credit risk associated with debt securities and the credit risk could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
ETF Risk.
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
Fixed Income Securities Risk. The Fund may invest directly or through Underlying ETFs in fixed income securities. The prices of fixed income securities may be affected by changes in interest rates, the creditworthiness and financial strength of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing fixed income securities to fall and often has a greater impact on longer-duration and/or higher quality fixed income securities. Falling interest rates will cause the Fund or an Underlying ETF to reinvest the proceeds of fixed income securities that have been repaid by the issuer at lower interest rates and may also reduce the Fund’s or such Underlying ETF’s distributable income because interest payments on floating rate fixed income instruments held by the Fund or Underlying ETF will decline. The Fund could lose money on direct or indirect investments in fixed income securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.
Government Securities Risk. The Fund may invest directly or through Underlying ETFs in government securities. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline.
High Portfolio Turnover Risk. The Fund actively and frequently trades all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
High Yield Securities Risk. Securities rated below investment grade are often referred to as high yield securities or “junk bonds” and are considered speculative in nature. The Fund may invest directly or through Underlying ETFs in high yield securities. Investments in lower rated corporate debt securities typically entail greater price volatility and principal and income risk. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to obtain recovery.
Interest Rate Risk. When interest rates increase, underlying fixed income securities or instruments held by the Fund will generally decline in value. The historically low interest rate environment heightens the risks associated with rising interest rates. A rising interest rate environment may adversely impact the liquidity of fixed income securities and lead to increased volatility of fixed income markets. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of underlying fixed income securities and instruments held by the Fund.
Management Risk. The Fund is actively-managed and may not meet its investment objectives based on the Adviser’s success or failure to implement investment strategies for the Fund.
Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors, and reduced consumer spending. The lasting effects of COVID-19 on the global economy and the recovery from COVID-19 are uncertain and may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
Recently Organized Fund Risk. The Fund is newer, with limited operating history. As a result, prospective investors do not have a long-term track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Underlying ETFs Risks. The Fund will incur higher and duplicative expenses because it invests in Underlying ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying ETFs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by the Underlying ETFs. Additionally, the market price of the shares of an Underlying ETF in which the Fund invests will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for an Underlying ETF’s shares may not develop, and market trading in the shares of the Underlying ETF may be halted under certain circumstances. Underlying ETFs are also subject to the “ETF Risks” described above.
Performance
Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at www.atacfunds.com.
Management
Investment Adviser:
Toroso Investments, LLC serves as investment adviser to the Fund.
Portfolio Managers:
Michael Venuto, Chief Investment Officer for the Adviser, is responsible for the day-to-day management of the Fund and has been a portfolio manager of the Fund since its inception in July 2021.
Michael Gayed, CFA, Portfolio Manager for the Adviser, is responsible for the day-to-day management of the Fund and has been a portfolio manager of the Fund since its inception in July 2021.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.atacfunds.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.